UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 21, 2010 (December 20, 2010)

Date of Report (Date of earliest event reported)

ISILON SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33196	91-2101027
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3101 Western Avenue

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 315-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, Isilon Systems, Inc., a Delaware Corporation (“Isilon,” “we” or “us”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EMC Corporation, a Massachusetts corporation (“EMC”) and Electron Merger Corporation, a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of EMC. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub agreed to purchase all outstanding shares of the common stock, $0.00001 par value per share, of Isilon (the “Shares”) at a price of $33.85 per Share, net to the seller in cash (the “Offer Price”), without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 19, 2010 (the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”).

In connection with the Merger (as defined below), on December 21, 2010, Isilon, notified the NASDAQ Stock Market (“NASDAQ”) of our intent to remove the Shares from listing on NASDAQ and requested that NASDAQ file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Shares. On December 21, 2010, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister Isilon’s Shares. Isilon will file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of its Shares and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 3.01, above, is incorporated herein by reference.

At the effective time of the Merger (defined below), holders of Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price upon the terms and subject to the conditions of the Merger Agreement) and, accordingly, no longer have any interest in Isilon’s future earnings or growth.

Item 5.01.	Changes in Control of Registrant.

In connection with the closing of the Offer, which expired at 12:00 midnight, New York City time, on Friday, December 17, 2010, Merger Sub accepted for payment in accordance with the terms of the Offer all Shares that were validly tendered and not withdrawn prior to the expiration of the Offer (including all Shares delivered through notices of guaranteed delivery), and payment for such Shares will be made promptly, in accordance with the terms of the Offer. BNY Mellon Shareowner Services, the depositary for the Offer, has advised EMC and Merger Sub that, as of the expiration of the Offer, a total of approximately 63,988,828 Shares were validly tendered to Merger Sub and not withdrawn (including Shares delivered through notices of guaranteed delivery), representing approximately 95.5% of the Shares outstanding. In addition to the Shares tendered in the Offer, EMC beneficially owns 279,411 Shares, representing approximately 0.4% of all Shares outstanding, which EMC has indicated were acquired through ordinary brokerage transactions at prevailing market prices prior to the commencement of the Offer. Such previously-owned Shares, together with the Shares validly tendered to Merger Sub and not withdrawn (not including Shares delivered through notices of guaranteed delivery), represent approximately 95.9% of the Shares outstanding.

On December 21, 2010, Merger Sub merged with and into Isilon in a “short form” merger under Section 253 of the Delaware General Corporation Law (the “Merger”), with Isilon surviving the Merger as a wholly owned subsidiary of EMC (the “Surviving Corporation”). In connection with the Merger, at the effective time of the Merger (the “Effective Time”), (a) each Share outstanding immediately prior to the Effective Time (other than (A) Shares owned by EMC, Merger Sub or Isilon or any direct or indirect wholly-owned subsidiary of EMC, Merger Sub or Isilon, in each case immediately prior to the Effective Time, and (B) any Shares held by stockholders who have properly and validly and perfected their statutory rights of appraisal in respect of such Shares under Delaware law) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the Offer Price, without interest thereon, upon the surrender of the certificate representing such Shares and (b) each outstanding and unvested option to purchase Shares under any Isilon stock plan was assumed by EMC and now represents an option to purchase a number of shares of common stock of EMC, at a price per share, calculated in accordance with the terms of the Merger Agreement.

Holders of Shares that did not tender their Shares in the Offer and that comply with the applicable statutory procedures under Section 262 of the Delaware General Corporation Law (“Appraisal Provisions”), will have certain rights to demand appraisal of their Shares. Stockholders will receive from Isilon additional information with respect to the Appraisal Provisions and the procedures for exercising appraisal rights under the Appraisal Provisions.

EMC is funding the acquisition with cash on hand.

Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation, as described in Item 5.02 below.

The foregoing description of the Merger Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report, and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation until their respective successors are duly elected or appointed and qualified in accordance with the Surviving Corporation’s Certificate of Incorporation and Bylaws, or as otherwise provided by applicable law.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, Isilon’s Certificate of Incorporation was amended and restated in its entirety, and such amended and restated certificate of incorporation became the Certificate of Incorporation of the Surviving Corporation. A copy of the Restated Certificate of Incorporation of Isilon is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In addition, pursuant to the Merger Agreement, at the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, except as to certain provisions relating to indemnification of officers and directors and as to the name of the Surviving Corporation, which is “Isilon Systems, Inc.,” became the bylaws of the Surviving Corporation. A copy of the amended and restated Bylaws of Isilon is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 14, 2010, by and among EMC Corporation, Electron Merger Corporation and Isilon Systems, Inc., incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Isilon on November 15, 2010.

Exhibit 3.1	Restated Certificate of Incorporation of Isilon Systems, Inc., dated December 21, 2010.

Exhibit 3.2	Amended and Restated Bylaws of Isilon Systems, Inc., dated December 21, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISILON SYSTEMS, INC.

By	/s/ PAUL T. DACIER
Name:	Paul T. Dacier
Title:	Vice President

Date: December 21, 2010

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 14, 2010, by and among EMC Corporation, Electron Merger Corporation and Isilon Systems, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Isilon on November 15, 2010).

Exhibit 3.1	Restated Certificate of Incorporation of Isilon Systems, Inc., dated December 21, 2010.

Exhibit 3.2	Amended and Restated Bylaws of Isilon Systems, Inc., dated December 21, 2010.